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                      [STG - COOPERS & LYBRAND LETTERHEAD]

                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this Amendment No. 1 to Registration Statement (File No. 333-05303) on Form S-1 of our report dated June 5, 1995, on our audit of the financial statements of Ostech B.V. as of and for the year ended December 31, 1993. We also consent to the reference to our Firm under the caption "Experts".

                                          Schweizerische Treuhandgesellschaft -
                                              Coopers & Lybrand AG

Zurich, Switzerland
June 19, 1996